                                H Y P E R I O N

                                     1997

                                  TERM TRUST


                              Semi-Annual Report

                               November 30, 1997

-------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
Report of the Investment Advisor
-------------------------------------------------------------------------------
                                                         January 23, 1998
Dear Shareholder:

In anticipation of an orderly wind down of the investment activities of the Hyperion 1997 Term Trust, Inc. (the "Trust") on November 30, 1997, the portfolio was invested during its semi-annual period ending November 30, 1997 in very liquid U.S. Treasury and Agency Obligations. These securities were liquidated and the Trust's net assets were distributed to shareholders on December 1, 1997.

Description Of The Trust

The Trust announced on October 2, 1997 that as contemplated in its prospectus dated October 23, 1992, it had adopted a plan of termination and intended to liquidate its investments and distribute its net assets to shareholders on or about December 1, 1997. On October 2, 1997, the Trust also declared its final monthly dividend payment of $0.03333 per share. This dividend was payable on October 30, 1997, to shareholders of record on October 20, 1997. The Trust liquidated all of its assets and distributed to shareholders amounts equal to the net asset value of their shares as of December 1, 1997 in the form of redemption proceeds. A Letter of Transmittal to be used in redeeming Trust shares was sent out to all shareholders who held shares of the Trust in certificate form. All trading in the Trust shares on the New York Stock Exchange ceased on November 25, 1997. The redemption was treated as a sale of securities that must be reported on your 1997 income tax return.

If you have any questions relating to the termination or distribution of the final assets of the Trust please contact Shareholder Services at 1-800-HYPERION.

Sincerely,



KENNETH C. WEISS
Chairman,
Hyperion 1997 Term Trust, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.



CLIFFORD E. LAI
President,
Hyperion 1997 Term Trust, Inc.
Managing Director and Chief Investment Officer,
Hyperion Capital Management, Inc.

---------------------------------------------------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
Portfolio of Investments
November 30, 1997 (Unaudited)                                                      Principal
                                                                                     Amount                   Value
                                                                                     (000s)                 (Note 2)
---------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 81.8%
Dated 11/28/97 with State Street Bank and Trust Company, 5.00%, due 12/1/97; proceeds: $985,410; collateralized by $1,000,000
   U.S. Treasury Note, 5.875%, due 10/31/98, value: $1,001,094                  $            985      $            985,000
                                                                                                     ----------------------

Dated 11/20/97 with Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.51%, due 12/1/97; proceeds: $50,084,181; collateralized by $40,808,000,
   FHLMC-GNMA 1993-26, Class A, 5.30%, due 9/25/13, value: $39,685,410;
   and collateralized by $12,171,500, FHLMC 1993-1546, Class FB, 6.30%
   due 7/15/23, value: $12,125,857 (a)                                                    50,000                50,000,000
                                                                                                     ----------------------

Dated 11/18/97 with Bear Stearns and Co., 5.52%, due 12/1/97, proceeds: $37,073,753; collateralized by $4,975,200, FHLMC 1644, Class M,
   6.20%, due 12/15/23, value: $4,992,302; and collateralized by $33,400,000
   FHLMC 1669, Class I, 6.50%, due 2/15/24, value: $32,732,000 (a)                        37,000                37,000,000
                                                                                                     ----------------------

Dated 11/26/97 with Goldman Sachs and Co., 5.52%, due 12/1/97, proceeds: $24,018,400; collateralized by $24,559,000
   FHLMC G10764, 7.216%, due 3/1/33, value: $24,643,237                                   24,000                24,000,000
                                                                                                     ----------------------

Dated 11/17/97 with Morgan Stanley and Co., Inc., 5.59%, due 12/1/97, proceeds: $100,217,389; collateralized by $25,000,000, FHLMC 1727, Class D,
   6.50%, due 8/15/14, value: $25,047,222; and collateralized by $8,816,000
   FNMA 1993-160, Class PG, 6.30%, due 9/25/18, value: $8,818,380; and
   collateralized by $19,446,500, FNMA 1993-231, Class A, 5.10%, due 10/25/05,
   value: $19,251,387; and collateralized by $48,904,500, FNMA 1997-G5,
   Series F, 0.00%, due 3/17/19, value: $48,924,062 (a)                                  100,000               100,000,000
                                                                                                     ----------------------

Dated 11/26/97 with UBS Securities, Inc., 5.65%, due 12/1/97, proceeds: $50,039,236; collateralized by $12,537,000, FNMA 1993-175,
   Class PT, 6.00%, due 11/25/07, value: $12,395,959; and collateralized by
   $12,244,000, FHLMC 1676, Class H, 6.50%, due 10/15/22, value: $12,409,805;
   and collateralized by $25,219,000, FHLMC 786052, 6.564%, due 11/1/27,
   value: $25,356,948                                                                     50,000                50,000,000
                                                                                                     ----------------------

Dated 11/28/97 with CS First Boston Corporation, 5.70%, due 12/1/97;
   proceeds: $78,437,240; collateralized by $77,463,910, FNMA 1996-68,
   Class FD, 6.30%, due 12/18/26, value: $78,836,100                                      78,400                78,400,000
                                                                                                     ----------------------

Total Repurchase Agreements
   (Cost -  $ 340,385,000)                                                                                     340,385,000
                                                                                                     ----------------------


---------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 81.8%
      (Cost -     $ 340,385,000 )                                                                              340,385,000

Other Assets in Excess of Liabilities - 18.2%                                                                   75,755,044
                                                                                                     ----------------------

NET ASSETS - 100.0%                                                                                   $        416,140,044
                                                                                                     ======================

---------------------------------------------------------------------------------------------------------------------------

(a) Illiquid security.

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
Statement of Assets and Liabilities
November 30, 1997 (unaudited)


----------------------------------------------------------------------------------------------------------------

Assets:
Investments (all in repurchase agreements), at value (cost $340,385,000) (Note 2)..........   $     340,385,000
Cash.......................................................................................                 282
Receivable for security matured............................................................          73,500,000
Interest receivable........................................................................           2,445,922
                                                                                              ------------------
          Total assets.....................................................................         416,331,204
                                                                                              ------------------

Liabilities:
Accrued expenses and other liabilities.....................................................              74,790
Investment advisory fee payable (Note 3)...................................................              68,236
Administration fee payable (Note 3)........................................................              48,134
                                                                                              ------------------
          Total liabilities................................................................             191,160
                                                                                              ------------------

Net Assets (equivalent to $7.30 per share based on 56,968,027 shares outstanding)..........   $     416,140,044
                                                                                              ==================

Composition of Net Assets:
Capital stock, at par (Note 6).............................................................   $         569,680
Additional paid-in capital (Note 6)........................................................         548,573,832
Undistributed net investment income .......................................................          12,506,647
Accumulated net realized losses............................................................        (145,510,115)
                                                                                              ------------------
Net assets applicable to capital stock outstanding.........................................   $     416,140,044
                                                                                              ==================

----------
See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
Statement of Operations
For the Six Months Ended November 30, 1997 (unaudited)


--------------------------------------------------------------------------------------------------------------------

Investment Income (Note 2):
         Interest................................................................................   $    16,704,042
                                                                                                    ----------------

Expenses:
         Insurance...............................................................................         1,694,203
         Investment advisory fee (Note 3)........................................................           416,499
         Administration fee (Note 3).............................................................           292,156
         Legal...................................................................................           204,776
         Reports to shareholders.................................................................            59,949
         Liquidation expenses....................................................................            54,789
         Custodian...............................................................................            40,577
         Registration............................................................................            28,925
         Directors' fees.........................................................................            27,000
         Transfer agency.........................................................................            20,411
         Amortization of organization expenses (Note 2)..........................................             7,104
         Audit and tax services..................................................................             3,725
         Miscellaneous...........................................................................             2,426
                                                                                                    ----------------
                  Total operating expenses.......................................................         2,852,540
         Interest expense (Note 5)...............................................................         3,840,655
                                                                                                    ----------------
                  Total expenses.................................................................         6,693,195
                                                                                                    ----------------
         Net investment income...................................................................        10,010,847
                                                                                                    ----------------

Realized and Unrealized Gains (Losses) on Investment
         Transactions (Note 2):
Net realized gains on investment transactions                                                             1,308,594
Net unrealized depreciation on investments.......................................................        (1,811,144)
                                                                                                    ----------------
Net realized and unrealized (loss) on investment transactions....................................          (502,550)
                                                                                                    ----------------
Net increase in net assets resulting from operations.............................................   $     9,508,297
                                                                                                    ================

----------
See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
Statements of Changes in Net Assets
                                                                                            For the
                                                                                       Six Months Ended          For the Year
                                                                                       November 30, 1997            Ended
                                                                                          (unaudited)            May 31, 1997
--------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets Resulting from Operations:
     Net investment income........................................................   $        10,010,847     $       25,231,822
     Net realized gain (loss) on investment and futures
           transactions...........................................................             1,308,594             (5,072,568)
     Net unrealized appreciation (depreciation) on investments and futures                    (1,811,144)             7,001,509
                                                                                     --------------------    -------------------
     Net increase in net assets resulting from operations.........................             9,508,297             27,160,763
                                                                                     --------------------    -------------------

Dividends to Shareholders:
     Net investment income........................................................            (9,493,645)           (23,998,700)
                                                                                     --------------------    -------------------

Capital Stock Transactions (Note 6):
     Cost of Trust shares repurchased and retired.................................                     0            (25,239,535)
                                                                                     --------------------    -------------------

               Total increase (decrease) in net assets............................                14,652            (22,077,472)

Net Assets:
     Beginning of period..........................................................           416,125,392            438,202,864
                                                                                     --------------------    -------------------
     End of period (including undistributed net investment income
          of  $12,506,647 and $11,989,445, respectively)..........................   $       416,140,044     $      416,125,392
                                                                                     ====================    ===================

----------
See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
Statement of Cash Flows
For the Six Months Ended November 30, 1997 (unaudited)

----------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Cash:
Cash flows provided by operating activities:
    Interest received (excluding net accretion of $253,676).........................................   $         23,855,958
    Interest expense paid...........................................................................             (4,347,862)
    Operating expenses paid.........................................................................             (2,717,899)
    Purchase of short-term portfolio investments, net...............................................           (413,255,000)
    Purchase of long-term portfolio investments.....................................................             (1,994,141)
    Proceeds from disposition of long-term portfolio
        investments and principal paydowns..........................................................            596,835,640
                                                                                                        --------------------
    Net cash provided by operating activities.......................................................            198,376,696
                                                                                                        --------------------

Cash flows used for financing activities:
    Net cash used for reverse repurchase agreements.................................................           (188,885,000)
    Cash dividends paid.............................................................................             (9,493,645)
                                                                                                        --------------------
    Net cash used for financing activities..........................................................           (198,378,645)
                                                                                                        --------------------
Net decrease in cash................................................................................                 (1,949)
Cash at beginning of year...........................................................................                  2,231
                                                                                                        --------------------
Cash at end of year.................................................................................   $                282
                                                                                                        ====================

Reconciliation of Net Increase in Net Assets Resulting from Operations to Net
  Cash Provided by Operating Activities:
Net increase in net assets resulting from operations................................................   $          9,508,297
                                                                                                        --------------------
    Decrease in investments.........................................................................            180,043,490
    Net unrealized depreciation on investments......................................................              1,811,144
    Decrease in interest receivable.................................................................              7,386,331
    Increase in other assets........................................................................                164,490
    Decrease in other liabilities...................................................................               (537,056)
                                                                                                        --------------------
          Total adjustments.........................................................................            188,868,399
                                                                                                        --------------------
Net cash provided by operating activities...........................................................   $        198,376,696
                                                                                                        ====================

----------
See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
Financial Highlights
                                                                                      For the Six
                                                                                     Months Ended           For the Year
                                                                                   November 30, 1997            Ended
                                                                                      (unaudited)           May 31, 1997
-----------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
Net asset value, beginning of period .........................................     $           7.30                   7.24
                                                                                   ----------------       ----------------
Net investment income ........................................................                 0.18                   0.45
Net realized and unrealized gains (losses) on investment, short sale,
     futures and option transactions .........................................                (0.01)                  0.01
                                                                                   ----------------       ----------------
Net increase (decrease) in net asset value resulting from
     operations ..............................................................                 0.17                   0.46
                                                                                   ----------------       ----------------
Net effect of shares repurchased .............................................                 --                     0.01
Dividends from net investment income .........................................                (0.17)                 (0.41)
                                                                                   ----------------       ----------------
Net asset value, end of period ...............................................     $           7.30                   7.30
                                                                                   ================       ================
Market price, end of period ..................................................     $           7.25                  7.125
                                                                                   ================       ================

Total Investment Return + ....................................................                 4.10% (1)              9.74%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s) .............................................     $        416,140       $        416,125
Operating expenses ...........................................................                 1.37% (2)              0.73%
Interest expense .............................................................                 1.84% (2)              2.31%
Total expenses ...............................................................                 3.21% (2)              3.04%
Net investment income ........................................................                 4.81% (2)              5.96%
Portfolio turnover rate ......................................................                1,591%                   126%


---------------------------------------------------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
Financial Highlights

                                                                                     For the Year       For the Year
                                                                                        Ended              Ended
                                                                                     May 31, 1996        May 31, 1995
---------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
Net asset value, beginning of period .........................................     $           8.26    $           8.11
                                                                                   ----------------    ----------------
Net investment income ........................................................                 0.52                0.62
Net realized and unrealized gains (losses) on investment, short sale,
     futures and option transactions .........................................                (1.06)               0.11
                                                                                   ----------------    ----------------
Net increase (decrease) in net asset value resulting from
     operations ..............................................................                (0.54)               0.73
                                                                                   ----------------    ----------------
Net effect of shares repurchased .............................................                 --                  --
Dividends from net investment income .........................................                (0.48)              (0.58)
                                                                                   ----------------    ----------------
Net asset value, end of period ...............................................     $           7.24    $           8.26
                                                                                   ================    ================
Market price, end of period ..................................................     $          6.875    $           8.00
                                                                                   ================    ================

Total Investment Return + ....................................................                (8.31)%             16.98%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s) .............................................     $        438,203    $        500,289
Operating expenses ...........................................................                 0.95%               0.86%
Interest expense .............................................................                 2.39%               2.31%
Total expenses ...............................................................                 3.34%               3.17%
Net investment income ........................................................                 6.63%               7.71%
Portfolio turnover rate ......................................................                  382%                518%


-----------------------------------------------------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
Financial Highlights
                                                                                                         For the Period
                                                                                    For the Year       November 2, 1992*
                                                                                       Ended                 through
                                                                                    May 31, 1994         May 31, 1993
-----------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
Net asset value, beginning of period .........................................    $           9.05     $           9.48 **
                                                                                  ----------------     ----------------
Net investment income ........................................................                0.65                 0.43
Net realized and unrealized gains (losses) on investment, short sale,
     futures and option transactions .........................................               (0.96)               (0.51)
                                                                                  ----------------     ----------------
Net increase (decrease) in net asset value resulting from
     operations ..............................................................               (0.31)               (0.08)
                                                                                  ----------------     ----------------
Net effect of shares repurchased .............................................                --                   --
Dividends from net investment income .........................................               (0.63)               (0.35)
                                                                                  ----------------     ----------------
Net asset value, end of period ...............................................    $           8.11     $           9.05
                                                                                  ================     ================
Market price, end of period ..................................................    $          7.375     $           9.50
                                                                                  ================     ================

Total Investment Return + ....................................................              (16.22)%              (3.59)% (1)

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s) .............................................    $        491,303     $        548,268
Operating expenses ...........................................................                0.76%                0.79% (2)
Interest expense .............................................................                1.41%                1.57% (2)
Total expenses ...............................................................                2.17%                2.36% (2)
Net investment income ........................................................                7.61%                7.99% (2)
Portfolio turnover rate ......................................................                 580%                 207%

-------------
*    Commencement of investment operations.
**   Net of offering costs of $0.02.
+ Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of sales loads or brokerage commissions.
(1)  Not Annualized.
(2)  Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
Notes to Financial Statements
November 30, 1997 (unaudited)
--------------------------------------------------------------------------------

1.       The Trust:

Hyperion 1997 Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on July 29, 1992, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. After the end of the reporting period, the Trust distributed substantially all of its net assets to shareholders on December 1, 1997. The officers of the Advisor continue to formalize the Trust's dissolution under Maryland law and its deregistration under the Investment Company Act of 1940.

In light of the Trust's scheduled termination date of November 30, 1997, the Trust's Advisor determined on June 14, 1996 that the amount of portfolio risk required during the remaining term of the Trust to attain the $10.00 per share terminal date objective would, in its view, be inappropriate for the Trust and its shareholders. Accordingly, as of November 30, 1997, the Trust's portfolio was invested in repurchase agreements that matured on December 1, 1997. In connection with the Trust's plan of termination, the Board of Directors approved the purchase of liability insurance. The premium on such insurance policy amounted to $1,560,000.

2.       Significant Accounting Policies:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions, and the current ask price for short positions. The Trust values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to adjust the portfolio for fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Options Written or Purchased: The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust only will write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Short Sales: The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains on investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Deferred Organization Expenses: A total of $72,575 was incurred in connection with the organization of the Trust. These costs were deferred and amortized ratably over a period of sixty months from the date the Trust commenced investment operations. As of November 30, 1997, all deferred organization expenses have been completely amortized.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Hyperion Capital Management, Inc. (the "Advisor") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3.       Investment Advisory and Administration Agreements:

The Trust entered into an Investment Advisory Agreement with the Advisor. Under the Investment Advisory Agreement, the Advisor was responsible for the management of the Trust's portfolio and provided the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. Prior to July 15, 1996, the Trust paid a monthly investment advisory fee at an annual rate of .50% of the Trust's average weekly net assets. On July 16, 1996, the Advisor agreed to immediately reduce its investment advisory fee from .50% per annum to .20% per annum

The Trust entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator performs administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust paid to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor and Administrator.

4.       Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the six months ended November 30, 1997 were $1,994,141 and $25,544,728. Sales of U.S.
Government securities, for the six months ended November 30, 1997 were $569,021,174. There were no purchases of U.S. Government securities. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, the Federal Farm Credit Bank and the Government National Mortgage Association.

The federal income tax basis of the Trust's investments at November 30, 1997 was $340,385,000 which was the same for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $0 (gross unrealized appreciation -- $0, gross unrealized depreciation -- $0).

5.       Borrowings:

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At November 30, 1997, the Trust had no reverse repurchase agreements outstanding.

The average daily balance of reverse repurchase agreements outstanding during the six months ended November 30, 1997, was approximately $137,249,613 at a weighted average interest rate of 5.50%. The maximum amount of reverse repurchase agreements outstanding at any time during the six months was $188,885,000 as of June 2, 1997, which was 31.19% of total assets.

6.       Capital Stock:

There are 100 million shares of $0.01 par value common stock authorized. Of the 56,968,027 shares outstanding at November 30, 1997, the Advisor owned 10,527 shares.

On July 16, 1996, the Board of Directors authorized the Trust to purchase and retire up to 25% (changed from 15%) of its then outstanding common shares, or approximately 15.1 million (changed from 9.1 million) of the Trust's shares, in the open market. The purchase price may not exceed the then-current net asset value.

During the six month period ended November 30, 1997, the Trust did not repurchase any shares of its outstanding common stock. During the year ended May 31, 1997, the Trust repurchased 3,587,200 shares of its outstanding common stock at a cost of $25,239,535 and at an average discount of 3.61% from its net asset value per share. All shares repurchased have been retired.

7.       Financial Instruments:

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

During the period, the Trust had segregated sufficient cash and/or securities to cover any commitments under these contracts.

The Trust had no written option activity for the six months ended November 30, 1997.

There were no open futures contracts at November 30, 1997.

8.       Litigation:

During the months of October and November of 1993, several purported class action lawsuits were instituted against the Trust and its directors, officers and underwriters by certain shareholders of the Trust in the United States District Court, Southern District of New York.

The plaintiffs in those actions generally alleged that the defendants made inadequate and misleading disclosure in the registration statements and prospectuses for the Trust, in particular, as such disclosure relates to the nature and risks of "interest-only mortgage strip securities" and the Trust's investment in those instruments. A Pre-Trial Order of Consolidation dated December 27, 1993 consolidated all these actions under the caption In Re:
Hyperion Securities Litigation Master File No. 93-CIV-7179 (MBM). Pursuant to the terms of the Order of Consolidation, one consolidated amended complaint was served upon the Trust and the other defendants which superseded all other complaints previously filed. Hyperion Capital Management, Inc. (the "Advisor") was then named as a defendant in the consolidated action.

On April 8, 1994, the defendants moved to dismiss the consolidated complaint. Pursuant to an order dated October 3, 1994, the Court stayed all discovery in the Action except for certain limited document discovery. In November 1994, while the motion to dismiss was still pending, plaintiffs filed a second consolidated amended complaint which superseded the first amended complaint. The allegations in the second consolidated complaint related to the accuracy of the defendants' representations to investors about the Trust's investment objectives, and level and adequacy of the disclosure in each prospectus for the Trust used in connection with their initial public offerings. Defendants moved to dismiss the second consolidated amended complaint in December 1994.

Judge Michael B. Mukasey issued an opinion and order dated July 12, 1995 dismissing the second consolidated amended complaint without leave to replead (granted 93 CIV 7179; July 18, 1995). The plaintiffs filed a motion to reargue on July 27, 1995 and Judge Mukasey denied the motion to reargue on September 6, 1995. Plaintiffs filed a notice of appeal to the U.S. Court of Appeals for the Second Circuit ("Second Circuit") on August 17, 1995. On October 15, 1996, a three judge panel of the Second Circuit in a two to one vote upheld Judge Michael B. Mukasey's July 12, 1995 opinion and order dismissing with prejudice plaintiffs' second consolidated amended complaint for failure to identify any misrepresentations or misleading omissions in the registration statement and prospectus for the Trust. Appellants filed a petition for rehearing and suggestion for rehearing in banc by the entire appellate court on October 29, 1996.

On January 7, 1997, the Second Circuit denied the plaintiff's petition for rehearing and suggestion for rehearing in banc. On April 7, 1997, plaintiffs filed a petition for a writ of certiorari in the Supreme Court of the United States, October Term 1996, Index No. 96-1592, which was denied on June 9, 1997.

The Trust, its directors, certain of its officers and underwriters were named as defendants in Moelis v. Hyperion 1997, et al., (hereafter referred to as "Moelis"), a purported class action originally filed on May 6, 1994 in the United States District Court, Southern District of New York (the "Court"), Index No. 94-CIV-3328 (MBM). In July 1994, plaintiffs filed an amended complaint that added the Advisor as a named defendant. On February 6, 1997, plaintiff filed a second amended complaint. The claims in the Moelis complaint allege, inter alia that the Trust would invest or had invested in U.S. Treasury Note commodity futures contracts in contrast to the Trust's investment objectives. The Moelis complaint also alleged that it was false and misleading for the prospectus to state that, "under current market conditions, the Trust does not intend to engage in any futures, options or interest rate hedging transactions." On April 4, 1997, a memorandum of law in support of defendants' motion to dismiss the second amended complaint was filed with the Court.

Based upon negotiations between the plaintiffs and the defendants, Judge Michael B. Mukasey executed an Order and Final Judgment approving the settlement of the Moelis complaint, which was docketed with the Court on October 21, 1997.

On June 21, 1996, the Trust and the Advisor were named as defendants in Karpus
v. Hyperion Capital Management, Inc., et al., a purported class action brought on behalf of the Trust's shareholders that was filed in the United States District Court for the Southern District of New York (File No. 96-CIV-4671). On November 15, 1996, Judge Shira A. Scheindlin issued an opinion and order dismissing the original complaint with leave to amend, File No. 96-CIV-4671
(SAS).

On December 11, 1996, Karpus filed an amended complaint which alleged (as did the original) that the Trust failed to adhere to a fundamental policy set forth in its registration statement by failing to continue to reduce the sensitivity to changes in interest rates of the Trust portfolio beginning in mid-1995, that this failure was reckless behavior on the part of the defendants, and that these actions constitute a violation of the Investment Company Act of 1940 ("ICA '40"), as amended, and are also breaches of fiduciary duty and trust. The amended complaint sought unspecified monetary damages, an accounting and other relief. The amended complaint added the allegation that the statement in the registration statement regarding the reduction of sensitivity to changes in interest rates was "an untrue statement of material fact," and a violation of the ICA '40.

On April 2, 1997, Judge Shira A. Scheindlin issued an opinion and order dismissing the amended complaint with prejudice and closed this case. Plaintiff failed to file an appeal within the time permitted for such filing.

Pursuant to the Underwriting Agreement between the Trust and its underwriters, the Trust and the Advisor have jointly and severally agreed to indemnify the underwriters for their liabilities, losses and costs directly related to certain contents of the prospectus and registration statement of the Trust. The underwriters have provided notification to the Trust and the Advisor that they intend to exercise their rights of indemnification in the event that they are subject to liabilities, costs or losses that are covered by the indemnity. In addition, pursuant to the Investment Advisory Agreement between the Trust and the Advisor, the Advisor is indemnified for all of its liabilities, losses and costs in connection with any matter involving the Trust, except for actions relating to the gross negligence, willful malfeasance or fraud of the Advisor. In addition, the Trust's Articles of Incorporation provide for the indemnification of its Directors. The Trust's Directors and Advisor have also notified the Trust of their intention to seek indemnification. The Trust has incurred litigation expenses for the year ended November 30, 1997 to the indemnified parties noted above, based upon amounts which are deemed reimbursable in accordance with the indemnification provisions. Pursuant to these indemnification provisions, the Trust reimbursed $209,036 of litigation expenses to the Advisor during the six months ended November 30, 1997. This amount was previously advanced by the Advisor on behalf of the Trust, its directors, certain of its officers and underwriters. The Trust has included these amounts in legal fees.

                                 PROXY RESULTS


During the six month period ended November 30, 1997, Hyperion 1997 Term Trust, Inc. shareholders voted on the following proposals at a shareholders' meeting on October 14, 1997. The description of each proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------------
                                                                           Shares Voted           Shares Voted
                                                                                For            Without Authority
---------------------------------------------------------------------------------------------------------------------

1.   To elect to the Trust's Board of Directors:   Harry E. Petersen, Jr.   37,352,294              1,548,861
                                                   Leo M. Walsh, Jr.        37,375,443              1,525,712

---------------------------------------------------------------------------------------------------------------------
                                                     Shares Voted          Shares Voted           Shares Voted
                                                         For                  Against               Abstain
---------------------------------------------------------------------------------------------------------------------

2.   To select Price Waterhouse LLP as the
     Trust's independent accountants:
                                                      37,656,603               512,430                732,122


---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Hyperion 1997 Term Trust, Inc.
Selected Quarterly Financial Data
(unaudited)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Net realized and
                                                                                                      unrealized gains
                                                                                                         (losses) on
                                                                                                   investment, short sale,
                                                                Net investment                       futures and option
                                                                    income                               transactions
                                                        -------------------------------      ------------------------------------
                                         Total
Quarter ended                           income             Amount         Per share              Amount               Per share
---------------------------------------------------------------------------------------------------------------------------------

November 2, 1992**
      to November 30, 1992           $    2,584,661     $    2,159,309     $       0.04      $     1,146,808        $       0.02

February 28, 1993                        14,779,207         11,246,030             0.19          (15,734,330)              (0.26)

May 31, 1993                             15,992,379         12,345,333             0.20          (16,386,657)              (0.27)

August 31, 1993                          14,588,765         11,384,530             0.19          (11,342,823)              (0.19)

November 30, 1993                        10,820,856          8,232,873             0.14          (24,209,878)              (0.40)

February 28, 1994                        10,140,455          9,877,648             0.16           (7,298,603)              (0.12)

May 31, 1994                             15,014,110          9,888,181             0.16          (14,937,318)              (0.25)

August 31, 1994                          12,394,336          9,144,393             0.15             (637,576)              (0.01)

November 30, 1994                        14,165,751         10,682,955             0.18          (10,524,270)              (0.18)

February 28, 1995                        13,167,352          9,172,057             0.15            8,349,257                0.14

May 31, 1995                             13,431,319          8,668,837             0.14            9,297,643                0.16

August 31, 1995                          12,853,355          8,557,537             0.14           (8,569,766)              (0.14)

November 30, 1995                        12,020,041          8,106,647             0.13          (13,910,970)              (0.23)

February 29, 1996                        11,731,996          7,886,509             0.13          (15,932,505)              (0.26)

May 31, 1996                             11,065,744          7,161,443             0.12          (26,245,518)              (0.43)

August 31, 1996                           9,791,767          6,758,343             0.12              693,486                0.01

November 30, 1996                         9,649,898          6,468,216             0.12            4,257,800                0.07

February 28, 1997                         9,238,184          6,186,623             0.11           (2,227,627)              (0.05)

May 31, 1997                              9,397,642          5,818,640             0.10             (794,718)              (0.02)

August 31, 1997                           9,194,865          5,057,396             0.09              (81,311)               0.00

November 30, 1997                         7,509,177          4,953,451             0.09             (421,239)              (0.01)


---------------------------------------------------------------------------------------------------------------------------------
Hyperion 1997 Term Trust, Inc.
Selected Quarterly Financial Data
(unaudited)

---------------------------------------------------------------------------------------------------------------------------------


                                         Net increase
                                       (decrease) in net
                                     assets resulting from                  Dividends and
                                          operations                        distributions                      Share price
                                -------------------------------    ---------------------------------    -------------------------

Quarter ended                        Amount        Per share*          Amount           Per share          High          Low
---------------------------------------------------------------------------------------------------------------------------------

November 2, 1992**
      to November 30, 1992     $    3,306,117     $      0.06      $    -             $       -         $   10 1/8    $   10

February 28, 1993                  (4,488,300)          (0.07)       10,600,781               0.175         10 1/8         9 1/2

May 31, 1993                       (4,041,324)          (0.07)       10,600,781               0.175         10 1/8         9 1/2

August 31, 1993                        41,707            0.00        10,600,780               0.175          9 1/2         9 1/4

November 30, 1993                 (15,977,005)          (0.26)        9,594,648               0.158          8 3/4         8

February 28, 1994                   2,579,045            0.04         9,091,549               0.149          8 1/8         7 3/4

May 31, 1994                       (5,049,137)          (0.09)        9,087,328               0.150          7 3/4         7 3/8

August 31, 1994                     8,506,817            0.14         9,085,234               0.150          8             7 3/8

November 30, 1994                     158,685            0.00         9,084,555               0.150          7 7/8         7

February 28, 1995                  17,521,314            0.29         8,578,218               0.140          7 1/2         7

May 31, 1995                       17,966,480            0.30         8,325,701               0.140          8             7 3/8

August 31, 1995                       (12,229)           0.00         7,568,798               0.125          8 1/8         7 1/2

November 30, 1995                  (5,804,323)          (0.10)        7,190,273               0.119          7 3/4         7 1/8

February 29, 1996                  (8,045,996)          (0.13)        7,190,289               0.119          7 5/8         7 1/8

May 31, 1996                      (19,084,075)          (0.31)        7,190,272               0.119          7 3/8         6 3/4

August 31, 1996                     7,451,829            0.13         6,784,459               0.112          7 1/8         6 3/4

November 30, 1996                  10,726,016            0.19         5,797,010               0.100          7 1/4         6 7/8

February 28, 1997                   3,958,996            0.06         5,717,490               0.100          7 1/4         7

May 31, 1997                        5,023,922            0.08         5,699,741               0.100          7 1/4         7 1/8

August 31, 1997                     4,976,085            0.09         5,696,203               0.100          7 1/4         7 1/8

November 30, 1997                   4,532,212            0.08         3,797,442               0.070          7 1/4         7  3/16


  *   Excludes net effect of shares repurchased.
 **   Commencement of investment operations.

INVESTMENT ADVISOR AND ADMINISTRATOR        CUSTODIAN

HYPERION CAPITAL MANAGEMENT, INC.           STATE STREET BANK AND TRUST COMPANY
One Liberty Plaza                           225 Franklin Street
165 Broadway, 36th Floor                    Boston, Massachusetts 02116
New York, New York  10006-1404
For General Information about the Trust:
(800) HYPERION                              INDEPENDENT ACCOUNTANTS

TRANSFER AGENT                              PRICE WATERHOUSE LLP
                                            1177 Avenue of the Americas
BOSTON EQUISERVE L.P.                       New York, New York  10036
Investor Relations Department
P.O. Box 8200
Boston, Massachusetts  02266-8200           LEGAL COUNSEL
For Shareholder Services:
(800) 426-5523                              SULLIVAN & WORCESTER LLP
                                            1025 Connecticut Avenue, N.W
                                            Washington, D.C.  20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

------------------------------------------------------------------------------

Officers & Directors
------------------------------------------------------------------------------

Kenneth C. Weiss
Chairman

Lewis S. Ranieri
Director

Garth Marston*
Director

Rodman L. Drake*
Director

Leo M. Walsh, Jr.*                              Semi-Annual Report
Director                                        November 30, 1997

Harry E. Petersen, Jr.*
Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

Patricia A. Botta
Vice President



* Audit Committee Members

----------------------------------------

                 [LOGO]

----------------------------------------

The accompanying financial statements as of November
30, 1997 were not audited and, accordingly, no opinion is expressed on them.

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

        Hyperion 1997 Term Trust, Inc.
               One Liberty Plaza
           165 Broadway, 36th Floor
            New York, NY 10006-1404

                               SKU# HIFTA-AR-97